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                                                                    EXHIBIT 10.1

EXECUTION COPY

To: Computer Associates International, Inc.
Address: One Computer Associates Plaza
Islandia, NY 11749
Telephone: (631) 342-2860
Facsimile:  (631) 342-5224


Citibank, N.A.
Equity Derivatives
390 Greenwich Street, 4th Floor
New York, NY  10013
Telephone No.: 212- 723-7357
Facsimile No.: 212-723-8328

Re: Issuer Call Spread Transaction

Reference: E02-02529 to E02-02540 and E02-02544 to E02-02555

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between CITIBANK, N.A. ("Citibank" or "Party A") and COMPUTER ASSOCIATES INTERNATIONAL, INC. (either "Counterparty" or "Party B") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

         The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Confirmation evidences a complete binding agreement between the Counterparty and Citibank as to the terms of the transaction to which this Confirmation relates. This Transaction shall be deemed to consist of Share Option Transactions, each within the meaning as set forth in the Equity Definitions and each referred to sequentially in Annex A.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. If the Counterparty and Citibank have entered into an ISDA Master Agreement (the "Agreement"), then this Confirmation supplements, forms a part of, and is subject to, that Agreement, as amended and supplemented from time to time. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. If the Counterparty and Citibank have not entered into an ISDA Master Agreement, then they agree to use all reasonable efforts to promptly negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the Counterparty and Citibank will in good faith agree. Upon the execution of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents relating to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us (such agreement, or the ISDA Form, hereinafter the "Agreement"). In the event of any inconsistency between the provisions of the agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. For purposes of such ISDA Master Agreement and with respect of all Transactions thereunder in addition to such other modifications to the ISDA Form as shall be agreed by the parties from time to time and which may be set forth in any Confirmation, the parties agree to the following provisions with respect to the ISDA Master Agreement: Second Method and Loss shall apply.


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2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms applicable to each Share Option Transaction ("SOT"):

       Trade Date:                      March 13, 2002

       Option Style:                    European

       Option Type:                     Call Spread

       Buyer:                           Counterparty

       Seller:                          Citibank

       Shares: The common stock of Computer Associates International, Inc. (the "Issuer"), par value U.S. $0.10 per Share (Exchange symbol "CA")

       Number of Options:               As specified on Annex A

       Option Entitlement:              One Share per Option

       Low Call Strike Price:           U.S. $24.83

       High Call Strike Price:          U.S. $36.60

       Premium:                         $47,520,000.00


       Premium Payment Date:            March 18, 2002

       Exchange:                        The New York Stock Exchange

       Related Exchange(s):             The principal exchange(s) for options
                                        contracts or futures contracts, if any,
                                        with respect to the Shares


       Dividend Adjustment:             Notwithstanding the provisions of
                                        Section 9.1(e) of the Equity
                                        Definitions, if the Shares shall
                                        have gone ex-dividend with respect to
                                        any ordinary cash dividends ("Ordinary
                                        Dividend") on any day from and excluding the Trade Date, to and including the Expiration Date and such Ordinary
                                        Dividend is less than U.S. $0.04 per
                                        Share (assuming a semi-annual dividend
                                        with appropriate adjustments to the
                                        terms of this Transaction in the event
                                        that the Issuer pays dividends other
                                        than on a semi-annual basis) (the
                                        "Contractual Dividend"), then the Low
                                        Call Strike Price and the High Call
                                        Strike Price shall each be increased by
                                        an amount as determined by the
                                        Calculation Agent in a commercially
                                        reasonable manner.

Procedure for Exercise applicable to each Share Option Transaction:

        Exercise Date:                  The  Expiration  Date, if on such date a
                                        SOT is or is deemed to be exercised,
                                        unless there is a Market Disruption
                                        Event on that date. If there is a Market
                                        Disruption Event on that day, then the
                                        Exercise Date shall be the first
                                        succeeding Exchange Business Day on
                                        which there is no Market Disruption
                                        Event, unless there is a Market
                                        Disruption Event on each of the five
                                        Exchange Business Days immediately
                                        following the



                                       2
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                                        original date that, but for the Market
                                        Disruption Event, would have been the
                                        Exercise Date. In that case, (a) that
                                        fifth Exchange Business Day shall be
                                        deemed to be the Exercise Date,
                                        notwithstanding the Market Disruption
                                        Event, and (b) the Calculation Agent
                                        shall determine the Reference Price, or
                                        Settlement Price, as the case may be, on the basis of its good faith estimate of the trading value for the relevant Shares and each following Expiration Date for the remaining SOTs shall be postponed the minimum number of Exchange Business Days so that each Expiration Date for the remaining SOTs falls on a separate Exchange Business Day; provided however, that if an Expiration Date for any SOT shall occur on or after April 29, 2005, an Additional Termination Event shall be deemed to have occurred, the Early Termination Date shall be April 29, 2005, this Transaction shall be the sole Affected Transaction and Citibank and Counterparty shall be the Affected Parties.

        Expiration Time:                The Valuation Time

        Expiration Date:                See Annex A

        Automatic Exercise:             Applicable;  provided that,
                                        notwithstanding the Equity Definitions,
                                        each Option will be deemed to be
                                        automatically exercised (i) where Cash
                                        Settlement or Net Share Settlement is
                                        applicable, at the Expiration Time on
                                        the Expiration Date, unless Counterparty notifies Citibank (by phone or in writing) prior to the Expiration Time on the Expiration Date that it does not wish Automatic Exercise to occur, and
                                        (ii) where Physical Settlement is
                                        applicable, at the Expiration Time on
                                        the Expiration Date if at such time the
                                        Option is In-the-Money. "In-the-Money"
                                        means that the Reference Price exceeds
                                        the Low Call Strike Price.

Valuation applicable to each Share Option Transaction:

       Valuation Time:                  At the close of trading of the regular
                                        trading session on the Exchange

       Valuation Date:                  The Exercise Date

 Settlement Terms applicable to each Share Option Transaction:

 Physical Settlement:                   Applicable, where each SOT shall be
                                        deemed "Physically-Settled"; provided,
                                        however, that the Counterparty may elect the method of settlement with respect to all or a portion of such SOT to be Cash
                                        Settlement, subject to the Additional
                                        Terms set forth in Section 3(a) herein,
                                        or Net Share Settlement, subject to the
                                        Additional Terms set forth in Section
                                        3(b) herein. Notwithstanding any
                                        election by the Counterparty to cash
                                        settle or net share settle all or a
                                        portion of any SOT in accordance with
                                        the terms hereof, Citibank may impose
                                        additional requirements or
                                        modifications, including, without
                                        limitation, the registration of the
                                        Shares held by Citibank as part of its
                                        hedge, the entering



                                       3
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                                        into of a registration rights agreement
                                        in a form acceptable to both parties,
                                        due diligence requirements of Citibank,
                                        and effectiveness of a registration
                                        statement if in its good faith
                                        determination registration of additional shares held as its hedge is legally required for sale in the public Market. For the avoidance of doubt, if Counterparty elects to settle all or a portion of any SOT pursuant to the Cash Settlement Terms or Net Share Settlement Terms as set forth below, the provisions relating to Physical Settlement will apply with respect to the remaining Number of Options not subject to Cash Settlement or Net Share Settlement.

 PHYSICAL SETTLEMENT TERMS:             Physical Settlement means that Citibank
                                        shall to deliver to the Counterparty the Number of Shares to be Delivered (as defined below) through the Clearance
                                        System against payment of the Settlement
                                        Price by the Counterparty to Citibank.

Number of Shares to be Delivered:       (a) If the  Reference  Price  is
                                        greater than the High Call Strike Price, the difference between (A) the Number of Options less (B) the product of (x) the Number of Options times (y) the quotient of (i) the Reference Price minus the High Call Strike Price, divided by (ii) the Reference Price.

                                        (b) If the Reference Price is greater
                                        than or equal to the Low Call Strike
                                        Price and less than or equal to the High
                                        Call Strike Price, the Number of
                                        Options.

                                        (c) If the Reference Price is less than
                                        the Low Call Strike Price, zero.

 Settlement Price:                      (a) If the Reference  Price is greater
                                        than or equal to the Low Call Strike
                                        Price, an amount equal to the product of the (x) the Low Call Strike Price times
                                        (y) the Number of Options;

                                        (b) If the Reference Price is less than
                                        the Low Call Strike Price, zero.

 Reference Price:                       The closing  price per Share on the
                                        Exchange at the Valuation Time on the
                                        Valuation Date

 Settlement Date:                       As defined in Section 6.2 of the Equity
                                        Definitions.

 Failure to Deliver:                    Applicable

 3. Additional Terms applicable to each Share Option Transaction:

 (a) Option to Cash Settle:             Counterparty  shall have the right, but
                                        not the obligation, to cash settle any
                                        SOT, in whole or in part. If the
                                        Counterparty elects such right, it will
                                        execute and deliver written notice to
                                        Citibank on any Currency Business Day
                                        but no later than 12:00 p.m. noon (or
                                        3:30 p.m. with respect to Option A under Schedule A) New York City time on the
                                        Currency Business Day prior to the
                                        Expiration Date for such SOT, specifying that Cash Settlement applies to such SOT and specifying the

                                        Number of Options subject to Cash
                                        Settlement. Once Cash Settlement is
                                        elected with respect to such SOT, such
                                        election shall be irrevocable. Such
                                        notice shall be given by facsimile and
                                        telephone.

 CASH SETTLEMENT TERMS:

 Cash Settlement:                       Applicable, provided  that Counterparty
                                        properly elects cash settlement in
                                        accordance with the "Option to Cash
                                        Settle" provision above. Citibank shall
                                        pay to the Counterparty the Cash
                                        Settlement Amount, if any, on the Cash
                                        Settlement Payment Date for all Options
                                        exercised or deemed exercised. For the
                                        avoidance of doubt, the Number of
                                        Options subject to Cash Settlement shall be the Number of Options so specified by Counterparty in the written notice delivered to Citibank.

 Cash Settlement Amount:                An amount, as calculated by the
                                        Calculation Agent, equal to the Number
                                        of Options exercised on the Exercise
                                        Date multiplied by the Option
                                        Entitlement multiplied by the Strike
                                        Price Differential.

Strike Price Differential:             (a) If the Settlement Price is greater
                                        than or equal to the Low Call Strike
                                        Price and less than or equal to the High
                                        Call Strike Price, an amount equal to
                                        the excess of the Settlement Price over
                                        the Low Call Strike Price; or

                                        (b) If the Settlement Price is greater
                                        than the High Call Strike Price, an
                                        amount equal to the excess of the High
                                        Call Strike Price over the Low Strike
                                        Price; or

                                        (c) If the Settlement Price is less than the Low Call Strike Price, zero.

 Cash Settlement Payment Date:          Three (3) Currency Business Days
                                        following the Exercise Date for a SOT

 Settlement Price:                      The closing price per Share on the
                                        Exchange at the Valuation Time on the
                                        Valuation Date.

Settlement Currency:                    USD

(b) Option to Net Share Settle:         The Counterparty shall have the right,
                                        but not the obligation, to net share
                                        settle any SOT, in whole, or in part. If the Counterparty elects such right,
                                        Counterparty will execute and deliver
                                        written notice to Citibank on any
                                        Currency Business Day but no later than
                                        12:00 p.m. noon (or 3:30 p.m. with
                                        respect to Option A under Schedule A)
                                        New York City time on the Currency
                                        Business Day prior to the Expiration
                                        Date for such SOT specifying that Net
                                        Share Settlement applies to such SOT and specifying the Number of Options subject to Net Share Settlement. Once Net Share
                                        Settlement is elected with respect to
                                        such SOT, such election shall be
                                        irrevocable. Such notice shall be given
                                        by facsimile and telephone.

 NET SHARE SETTLEMENT TERMS:

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



 Net Share Settlement:                  Applicable, provided that Counterparty
                                        properly elects net share settlement in
                                        accordance with the "Option to Net Share
                                        Settle" provision above. "Net Share
                                        Settlement" shall mean, Citibank shall
                                        deliver to the Counterparty, the Share
                                        Delivery Quantity of Shares on the
                                        Settlement Date to the account specified hereto free of payment through the Clearance System. For the avoidance of doubt, the Number of Options subject to Net Share Settlement with respect to a SOT shall be the Number of Options so specified by Counterparty in the written notice delivered to Citibank.

Share Delivery Quantity:                A number of Shares, as calculated by the
                                        Calculation Agent, equal to the Net
                                        Share Settlement Amount divided by the
                                        Settlement Price, plus cash in lieu of
                                        any fractional shares.

Net Share Settlement Amount:            The product of the Number of Options
                                        multiplied by the Option Entitlement,
                                        multiplied by the Strike Price
                                        Differential.

Strike Price Differential:              (a) If the Settlement Price is greater
                                        than or equal to the Low Call Strike
                                        Price and less than or equal to the High
                                        Call Strike Price, an amount equal to
                                        the excess of the Settlement Price over
                                        the Low Call Strike Price; or

                                        (b) If the Settlement Price is greater
                                        than the High Call Strike Price, an
                                        amount equal to the excess of the High
                                        Call Strike Price over the Low Strike
                                        Price; or

                                        (c) If the Settlement Price is less than the Low Call Strike Price, zero.

 Settlement Price:                      The closing price per Share on the
                                        Exchange at the Valuation Time on the
                                        Valuation Date.

 Settlement Date:                       As defined in Section 6.2 of the Equity
                                        Definitions.

 Failure to Deliver:                    Applicable

 Other Applicable Provisions:           If any portion of any SOT is to be Net
                                        Share Settled, the provisions of
                                        Sections 6.6, 6.7, 6.8 and 6.10 of the
                                        Equity Definitions will be applicable,
                                        except that all references in such
                                        provisions to "Physically-Settled" shall be read as references to "Net Share
                                        Settled". "Net Share Settled" in
                                        relation to any SOT means that Net Share
                                        Settlement is applicable to that SOT.

Adjustments applicable to each Share Option Transaction:

       Method of Adjustment:            Calculation Agent Adjustment (including
                                        with respect to the terms of Annex A
                                        hereto).

Extraordinary Events applicable to each Share Option Transaction:

       Consequence of Merger Events

       (a)  Share-for-Share:            Cancellation and Payment

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       (b)  Share-for-Other:            Cancellation and Payment

       (c)  Share-for-Combined:         Cancellation and Payment

Nationalization, Insolvency or
De-Listing Event:                       Cancellation and Payment

       "De-Listing Event" means that the Shares cease to be listed on, or quoted by, any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (or their respective successors) for any reason (other than a Merger Event, Nationalization or Insolvency). Upon the occurrence of a De-Listing Event, the provisions of Section 9.7 of the Equity Definitions will apply, with the Announcement Date deemed to be the date that the De-Listing Event first occurs (as determined by the Calculation Agent).


4.  Calculation Agent:                  Citibank, whose calculations and
                                        determinations shall be made in good
                                        faith and in a commercially reasonable
                                        manner, including with respect to
                                        calculations and determinations that are made in its sole discretion. In making determinations hereunder, the
                                        Calculation Agent agrees to consult with the calculation agent (the "Other
                                        Agent") under the Issuer call spread
                                        transaction dated as of the date hereof
                                        between the Counterparty and Banc of
                                        America Securities LLC (the "Other
                                        Transaction") so long as Banc of America
                                        Securities LLC or an affiliate thereof
                                        is the Other Agent and a similar
                                        provision is in the Other Transaction.

5.  Account Details:

         (a)      Account for payments to Counterparty:

                  Mellon Bank N.A., Pittsburgh
                  ABA#043000261
                  Acct:  Computer Associates International, Inc.
                  Acct No.: 178-1540

                  Account for delivery of Shares to Counterparty:

                  Mellon Investor Services LLP, Overpeck House
                  85 Challenger Road
                  Ridgefield Park, NJ 07660
                  Contact : Regina Brown
                  Telephone:  (917) 320-6238

         (b)       Account for payments to Citibank:

                   Citibank, N.A.
                   ABA# 021000089
                   For credit to Equity Derivatives
                   DDA# 00167679

                   To attention of  David Fabricius (212) 615-9043

                   Account for delivery of Shares from Citibank:.

6. Offices:

The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party.

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The Office of Citibank for the Transaction is: New York

7. Notices: For purposes of this Confirmation:

(a)      Address for notices or communications to Counterparty:
         Computer Associates International, Inc.
         One Computer Associates Plaza
         Islandia,, New York 11749
         Attention: Treasurer
         Telephone No.:    (631) 342-2860
         Facsimile No.: (631) 342-5117



         Address for notices or communications to Citibank:

          Citibank N.A.
          c/o Salomon Smith Barney
          Equity Derivatives
          390 Greenwich Street, 3rd Floor
          New York, NY  10013
          Telephone No.:    (212) 723-7357
          Facsimile No.: (212) 723-8328

8.       Other Provisions

(a)      Each party represents that:

                  (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

                  (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks (economic and otherwise) of this Transaction. It has adequate expertise in financial matters to evaluate those terms and risks and is also capable of assuming (financially and otherwise), and assumes, the financial and other risks of this Transaction.

                  (iii) STATUS OF PARTIES. The other party or any affiliate of such party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

                  (iv) Counterparty is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA")) because one or more of the following is true:

                  (i)      Counterparty is an individual who:

                  (A)      has total assets in excess of U.S. $10,000,000; or

                  (B) has total assets in excess of U.S. $5,000,000 and has entered into this Agreement in order to manage the risk associated with an asset owned or liability incurred, or reasonably likely to be owned or incurred, by Counterparty;

                  or,

                  (ii) Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:

                  (A)      Counterparty has total assets in excess of U.S.
                           $10,000,000;

                  (B) the obligations of Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

                  (C) Counterparty has a net worth in excess of U.S. $1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Counterparty in the conduct of Counterparty's business.

          (b) NO INFORMATION. The Counterparty represents and warrants that it and its affiliates are not entering into the Transaction on the basis of any material non-public information with respect to the Shares.


         (c) PRIVATE PLACEMENT. The Counterparty represents and warrants to Citibank that it (A) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, (B) is acquiring the instruments described in the Transaction for its own account, and not with a view to distribution and (C) understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.

         (d) CONSISTENT WITH PUBLIC DISCLOSURES. Counterparty represents and agrees that the Transaction and any repurchase of the Shares by Counterparty in connection with the Transaction has been approved by its board of directors and that any such repurchase has been or will be publicly disclosed.

         (e) GOVERNING LAW/JURISDICTION. This Confirmation shall be governed by the laws of the State of New York without reference to the conflict of laws provisions thereof. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

         (f) DESIGNATION BY CITIBANK.Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Citibank to purchase, sell, receive or deliver any shares or other securities to or from the Counterparty, Citibank may designate any of its US affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Citibank's obligations in respect of this Transaction and any such designee may assume such obligations. Citibank shall be discharged of its obligations to the Counterparty to the extent of any such performance.

         (g) DISCLOSURE. Counterparty and Citibank hereby acknowledge and agree that Citibank has authorized Counterparty to disclose this Transaction to any and all persons, and there are no express or implied agreements, arrangements or understandings to the contrary, and Citibank hereby waives any and all claims to any proprietary rights with respect to this Transaction, and authorizes Counterparty to use any information which Counterparty receives or has received with respect to this Transaction in any manner.

         (h) UNDERSTANDING. Counterparty acknowledges and agrees that it is not relying, and has not relied, upon Citibank or any affiliate of Citibank, with respect to the legal, accounting, tax or other implications of this Transaction and that it has conducted its own analyses of the legal, accounting, tax and other implications hereof.

         (I) CERTAIN AUTHORIZED TRANSFERS. Citibank may transfer or assign its rights and obligations in whole or in part to (i) any of its affiliates or (ii) any entities sponsored or organized by, or on behalf of or for the benefit of, Citibank.

         (J) MARKET DISRUPTION EVENT. (i) The first two lines of Section 4.3(a) of the Equity Definitions are amended to read: `Section 4.3 Market Disruption Event. (a) "Market Disruption Event" in relation to a Cash-Settled Option Transaction, Physically-Settled Option Transaction or Net Share Settled Transaction means:', (ii) the second and third line of Section 4.3(a)(ii) are hereby amended by deleting the words "during the one-half hour period that ends at the relevant Valuation Time" and replacing them with "at any time prior to the relevant Valuation Time" and (iii) the period at the end of Section 4.3(b) of the Equity Definitions shall be deleted and replaced with "or, for the purposes of Physical Settlement, an Expiration Date".

         (k) WAIVER OF TRIAL BY JURY. EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TRANSACTION OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

         (l)   ADDITIONAL PROVISIONS.

              (i) The first paragraph of Section 9.1(c) of the Equity Definitions is hereby amended to read as follows: (c) `If "Calculation Agent Adjustment" is specified as the method of adjustment in the Confirmation of a Share Option Transaction, then following the declaration by the Issuer of the terms of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or Options and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:' and, the sentence immediately preceding Section 9.1(c)(ii) is hereby amended by deleting the words "diluting or concentrative".

              (ii) Section 9.1(e)(vi) of the Equity Definitions is hereby amended by deleting the words "other similar" between "any" and "event"; deleting the words "diluting or concentrative" and replacing them with "material"; and adding the following words at the end of the sentence "or Options".

              (iii) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word "or" after the word "official" and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words therefor " or (C) at Citibank's option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer."

              (iv) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

              "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Merger Event, Nationalization, Insolvency or De-Listing Event, as the case may be."

              (v) Solely for purposes of applying the Equity Definitions and for purposes of this Confirmation, any reference to a Strike Price shall be deemed to be a reference to any of the Low Call Strike Price or the High Call Strike Price, or both, as appropriate.

         (M) ALTERNATIVE CALCULATIONS AND PAYMENT ON EARLY TERMINATION AND ON CERTAIN EXTRAORDINARY EVENTS. If Citibank shall owe Counterparty any amount pursuant to Sections 9.3, 9.6 or 9.7 of the Equity Definitions (except in the event of a Nationalization or a Merger Event in which the merger consideration to be paid to holders of Shares consists solely of cash) or pursuant to
              Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which Counterparty is the Affected Party, other than an Event of Default of the type described in
              Section 5(a)(iii), (v), (vi) or (vii) of the Agreement or a Termination Event of the type described in Section 5(b)(i),
              (ii), (iii), (iv), or (v) of the Agreement that resulted from an event or events outside Counterparty's control) (a "Payment Obligation"), Counterparty shall have the right, in its sole discretion, to require Citibank to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Citibank, confirmed in writing within one Currency Business Day, between the hours of 9:00 a.m. and 4:00 p.m. New York local time on the Merger Date, Announcement Date or Early Termination Date, as applicable ("Notice of Share Termination"). Upon Notice of Share Termination no later than 8:00 a.m. on the Exchange Business Day immediately following the Merger Date, Announcement Date or Early Termination Date, as applicable, the following provisions shall apply:


              Share Termination Alternative:        Applicable and means that
                                                    Citibank shall deliver to
                                                    Counterparty the Share
                                                    Termination Delivery
                                                    Property on the date when
                                                    the Payment Obligation would
                                                    otherwise be due pursuant to
                                                    Section 9.7 of the Equity
                                                    Definitions or Section
                                                    6(d)(ii) of the Agreement,
                                                    as applicable (the "Share
                                                    Termination Payment Date"),
                                                    in satisfaction of the
                                                    Payment Obligation in the
                                                    manner reasonably requested
                                                    by Counterparty free of
                                                    payment.

              Share Termination Delivery Property:  A number of Share
                                                    Termination Delivery Units,
                                                    as calculated by the
                                                    Calculation Agent, equal to
                                                    the Payment Obligation
                                                    divided by the Share
                                                    Termination Unit Price. The
                                                    Calculation Agent shall
                                                    adjust the Share Termination
                                                    Delivery Property by
                                                    replacing any fractional
                                                    portion of a security
                                                    therein with an amount of
                                                    cash equal to the value of
                                                    such fractional security
                                                    based on the values used to
                                                    calculate the Share
                                                    Termination Unit Price.

              Share Termination Unit Price:         The value to Citibank of
                                                    property contained in one
                                                    Share Termination Delivery
                                                    Unit on the date such Share
                                                    Termination Delivery Units
                                                    are to be delivered as Share
                                                    Termination Delivery
                                                    Property, as determined by
                                                    the Calculation Agent in its
                                                    discretion by commercially
                                                    reasonable means and
                                                    notified by the Calculation
                                                    Agent to Citibank at the
                                                    time of notification of the
                                                    Payment Obligation.

              Share Termination Delivery Unit:      In the case of a Termination
                                                    Event or Event of Default,
                                                    one Share or, in the case of
                                                    a Merger Event, a unit
                                                    consisting of the number or
                                                    amount of each type of
                                                    property received by a
                                                    holder of one Share (without
                                                    consideration of any
                                                    requirement to pay cash or
                                                    other consideration in lieu
                                                    of fractional amounts of any
                                                    securities) in such Merger
                                                    Event. If a Share
                                                    Termination Delivery Unit
                                                    consists of property other
                                                    than cash or New Shares and
                                                    if Counterparty provides
                                                    irrevocable written notice
                                                    to the Calculation Agent on
                                                    or prior to the Merger Date
                                                    that it elects to
                                                    have Citibank deliver cash,
                                                    New Shares or a combination
                                                    thereof (in such proportion
                                                    as Counterparty designates)
                                                    in lieu of such other
                                                    property, the Calculation
                                                    Agent will replace such
                                                    property with cash, New
                                                    Shares or a combination
                                                    thereof as components of a
                                                    Share Termination Delivery
                                                    Unit in such amounts, as
                                                    determined by the
                                                    Calculation Agent in its
                                                    discretion by commercially
                                                    reasonable means, as shall
                                                    have a value equal to the
                                                    value of the property so
                                                    replaced. If such Merger
                                                    Event involves a choice of
                                                    consideration to be received
                                                    by holders, such holder
                                                    shall be deemed to have
                                                    elected to receive the
                                                    maximum possible amount of
                                                    cash.

              Failure to Deliver:                   Applicable

              Other applicable provisions:          If this Transaction is to be
                                                    Share Termination Settled,
                                                    the provisions of Sections
                                                    6.6, 6.7, 6.8 and 6.10 of
                                                    the Equity Definitions will
                                                    be applicable, except that
                                                    all references in such
                                                    provisions to
                                                    "Physically-Settled" shall
                                                    be read as references to
                                                    "Share Termination Settled"
                                                    and all references to
                                                    "Shares" shall be read as
                                                    references to "Share
                                                    Termination Delivery Units".
                                                    "Share Termination Settled"
                                                    in relation to this
                                                    Transaction means that Share
                                                    Termination Settlement is
                                                    applicable to this
                                                    Transaction.

         (n) EARLY UNWIND. In event the sale, as of March 13, 2002, of Convertible Senior Notes due 2007 of the Counterparty is not consummated with the initial purchasers pursuant to the Purchase Agreement dated March 13, 2002 among the Counterparty and Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the initial purchasers, for any reason by the close of business in New York on March 18, 2002 (or such later date as agreed upon by the parties which in no event shall be later than April 17,
         2002)(March 18, 2002 or such later date as agreed upon being the "Early Unwind Date"), this Transaction shall automatically terminate (the "Early Unwind"), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of Citibank and Counterparty thereunder shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date. Citibank and Counterparty represent and acknowledge to the other that upon an Early Unwind, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

         Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it Citibank, N.A. by facsimile at 212-723-8328.


                                 Very truly yours,

                                 CITIBANK, N.A.


                                  By: _________________________
                                  Authorized Signatory
                                  Name:


         Accepted and confirmed
         as of the Trade Date:

         COMPUTER ASSOCIATES INTERNATIONAL, INC.


         By:____________________________
         Authorized Signatory
         Name:

                                            ANNEX A

SCHEDULE A

SOT                       EXPIRATION DATE                   # OF OPTIONS
---                       ---------------                   ------------


Option A                   March 17, 2005                     1,355,793
Option B                   March 18, 2005                     1,355,793
Option C                   March 21, 2005                     1,355,793
Option D                   March 22, 2005                     1,355,793
Option E                   March 23, 2005                     1,355,793
Option F                   March 24, 2005                     1,355,793
Option G                   March 28, 2005                     1,355,793
Option H                   March 29, 2005                     1,355,793
Option I                   March 30, 2005                     1,355,793
Option O                   March 31, 2005                     1,355,792

provided, however, that if on March 10, 2005 ("Determination Date") the closing price per Share on the Exchange at the close of trading is $31.00 per Share or less, then Schedule A will be replaced for all purposes hereof by Schedule B below. In the event there is a Market Disruption Event on March 10, 2005, then the Determination Date shall be the first succeeding Exchange Business Day on which there is no Market Disruption Event, unless there is a Market Disruption Event on each of the two Exchange Business Days immediately following the original date that, but for the Market Disruption Event, would have been the Determination Date. In that case, (a) that second Exchange Business Day shall be deemed to be the Determination Date, notwithstanding the Market Disruption Event, and (b) the Calculation Agent shall determine whether Schedule A or Schedule B shall be applicable.



SCHEDULE B

SOT                         EXPIRATION DATE                  # OF OPTIONS
---                         ---------------                  ------------

Option A                    March 18, 2005                     2,711,586
Option B                    March 21, 2005                     2,711,586
Option C                    March 22, 2005                     2,711,586
Option D                    March 23, 2005                     2,711,586
Option O                    March 24, 2005                     2,711,585